UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-21600

DWS Global Commodities Stock Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	06/30

Date of reporting period:	06/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  JUNE 30, 2009

Annual Report to Stockholders

DWS Global Commodities Stock Fund, Inc. Ticker Symbol: GCS

Contents

3 Performance Summary

4 Portfolio Management Review

8 Portfolio Summary

10 Consolidated Investment Portfolio

15 Consolidated Financial Statements

18 Consolidated Financial Highlights

19 Notes to Consolidated Financial Statements

31 Report of Independent Registered Public Accounting Firm

32 Tax Information

33 Dividend Reinvestment and Cash Purchase Plan

35 Other Information

36 Board Members and Officers

40 Additional Information

Investments in funds involve risk. The fund is non-diversified and can take larger positions in fewer companies, increasing its overall risk profile. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value. The fund concentrates its investments in securities related to commodities-related industries. Because the fund concentrates its investments in securities related to commodities, market price movements, regulatory changes and economic changes as well as adverse political or financial factors or factors affecting a particular industry or commodity could have a significant impact on the fund's performance. The commodity-linked structured notes and futures contracts in which the fund invests have substantial additional risks, including risk of loss of a significant portion of their principal value and liquidity risk, as well as the risk of greater volatility. Additionally, this fund is subject to stock market risk. An investment in common shares represents an indirect investment in the portfolio securities held by the fund. The value of these securities fluctuates.

This report is sent to the stockholders of DWS Global Commodities Stock Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary June 30, 2009

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent performance.

Average Annual Return as of 6/30/09	1-Year	3-Year	Life of Fund*
Based on Net Asset Value(a)	-40.41%	-.56%	8.48%
Based on Market Price(a)	-36.43%	2.61%	6.03%
Blended Index+	-44.99%	-5.00%	4.91%
S&P® Goldman Sachs Commodity Index+	-59.69%	-9.87%	-6.70%
MSCI World Energy Index+	-39.45%	-3.48%	7.22%
MSCI World Materials Index+	-43.74%	-2.86%	7.07%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Market Price	As of 6/30/09	As of 6/30/08
Net Asset Value	$ 7.55	$ 23.05
Market Price	$ 7.09	$ 20.30

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Twelve Months as of 6/30/09: Income Dividends	$ .04
Capital Gain Distributions	$ 4.78
* The Fund commenced operations on September 24, 2004. Index comparison began on September 30, 2004.
a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
+ The S&P Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance of energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world.
The Blended Index, the Fund's benchmark, consists of the returns for the S&P Goldman Sachs Commodity Index (20%), MSCI World Energy Index (40%), and the MSCI World Materials Index (40%).
Indices are calculated using closing local market prices and translate into US dollars using the London close foreign exchange rates.
Each of these indices assumes reinvestment of all dividends and, unlike Fund returns, does not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Portfolio Management Review

DWS Global Commodities Stock Fund, Inc.: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment manager for DWS Global Commodities Stock Fund, Inc. DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Theresa Gusman

Lead Portfolio Manager

Terence P. Brennan

Portfolio Manager

Overview

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Commodities and commodity-related equities lost significant ground during the past year. All of the negative return was generated in the first eight months of the period, when a sharp slowdown in worldwide economic growth caused commodity demand to evaporate and prices to decline well off of their highs of mid-2008. The environment improved substantially in the final four months of the period, when the combined effect of a stabilization of the world economy, enormous government stimulus packages and low interest rates sparked a massive rebound in commodity markets. Still, this recovery was not nearly enough to make up for the downturn in that occurred in the interval from June 2008 to February 2009.

With this as the backdrop, the fund produced a total return at net asset value of -40.41%. The price of the fund's shares traded on the New York Stock Exchange returned -36.43% based on market performance. (Past performance is no guarantee of future results. Please see page 3 for more complete performance information.)

The fund's blended benchmark — which is made up of the S&P Goldman Sachs Commodities Index (S&P GSCI) (20%), the MSCI World Energy Index (40%) and the MSCI World Materials Index (40%) — returned -44.99% for the year. The S&P GSCI, which measures the performance of physical commodities, returned -59.69%. The MSCI World Energy Index and the MSCI World Materials Index, which measure equity performance, returned -39.45% and -43.74%, respectively.1

The fund invests in (1) commodity futures (principally through its wholly owned subsidiary), commodity-linked structured notes and other instruments that provide the fund with market exposure to specific commodities and (2) commodity-linked equities.2 We look to capture commodity returns via (1) allocation between the equities and the commodities, depending on whichever we believe has the greater return potential; (2) security selection; (3) investment themes; and (4) tactical positions in individual commodities and other commodity-specific strategies.

Positive Contributors to Fund Performance

The largest positive contribution to performance came from the fund's allocation decisions. The most important factor was our decision to boost the portfolio's exposure to commodity-related stocks relative to commodity-linked structured notes late in the summer of 2008. This move boosted relative performance given the substantial outperformance of equities versus physical commodities during the autumn downturn. We maintained this underweight — or lower weighting in a given sector or security relative to the benchmark — in commodity-linked structured notes relative to equities through the beginning of the year. This positioning reflected our belief that commodities would continue to underperform given that valuations for commodity-related stocks — which had fallen sharply due to the plunge in the broader equity markets — seemed very inexpensive. The stocks subsequently outperformed, which led us to reduce the fund's weighting in equities and boost its position in commodity-linked structured notes. We believe the recent global stimulus packages and increased money supply will ultimately lead to higher inflation, rising interest rates and weakness in the US dollar — all of which are positive for commodity prices.

Our tactical positioning added value during the year. The largest contributor to outperformance was the fund's large overweight position in gold, which dramatically outperformed other commodities in the flight to safety that occurred in the stock market downturn. We have established this position through an investment in the exchange-traded fund SPDR Gold Trust, reflecting our preference for having exposure to the metal itself rather than gold stocks.3

Among the fund's themes, two contributed positively to performance. Even though energy stocks produced a negative return, our "Follow the Petrodollars" theme was positive on a relative basis. Believing oil prices will ultimately achieve higher highs, we will look to follow the petrodollars (i.e., invest in stocks likely to benefit from the spending of major oil companies) by seeking opportunities among well-positioned companies in the oil services, construction materials and gold industries. We also remain positive on the "Buy What China Buys" theme, which seeks to capitalize on the rising long-term demand for the materials that China needs to import. China re-emerged as the key driver of commodity prices in the second quarter, and we believe this represents a positive longer-term sign for this theme.

At a time of poor overall market performance, the top contributing stocks were largely those that fell less than the sector as a whole. With this in mind, the leading contributors on a relative basis were Archer Daniels Midland Co.,* Owens-Illinois Inc., Enbridge Inc., Occidental Petroleum Corp. and Praxair Inc.

Pursuant to the fund's share repurchase program, the fund purchased 2,503,535 shares on the open market during the annual period. The average discount of these purchases, comparing the purchase price to the net asset value of the fund at the time of purchase, was 12.2%. This contributed to the fund's performance during the year.

The closed-end structure helped performance as the fund was able to take a longer-term view and stay invested in positions that rebounded later in the period.

Negative Contributors to Fund Performance

Overall, stock selection detracted from performance during the year. The fund's leading individual detractors for the annual period were Century Aluminum Co.,* Bumi Resources,* Nabors Industries Ltd.,* Gazprom* and Tetra Technologies, Inc.*

The fund's "Global Agribusiness" theme — which invests in fertilizer and agricultural chemical stocks — negatively affected performance. We retained a positive longer-term view on the agriculture sector despite its recent underperformance.

Outlook and Positioning

While the US Federal Reserve Board's decision to boost the money supply caused commodity prices and the related equities to soar in the March-May 2009 time frame, we believe prices could remain under near-term pressure due to the continued weakness in the economic outlook for the developed world. In addition, the sharp rally in commodity prices means that China could curtail its purchases of commodities in the months ahead. We would view any short-term sell-off as an opportunity, however, as we expect that the recent cyclical downdraft in commodity prices ultimately will yield to the longer-term uptrend

We expect the possibility of continued dispersion in commodity prices as we move through 2009 and believe that volatility — among commodities and between commodities and commodity-related stocks — will remain high. In light of this volatility, we believe the fund continues to be benefited by the ability to stay fully invested in the closed-end structure.

1 The S&P Goldman Sachs Commodities Index (formerly GSCI) is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.
The MSCI World Energy Index measures the performance of energy equities in developed markets around the world.
The MSCI World Materials Index measures the performance of materials equities in developed markets around the world.
MSCI indices are calculated using closing local market prices and translate to US dollars using the London close foreign exchange rates.
All of these indices assume reinvestment of all distributions and do not reflect the expenses of managing a mutual fund. It is not possible to invest directly into an index.
2 A structured note is a debt obligation that also contains an embedded derivative component with characteristics that adjust the security's risk/return profile. The return performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it.
3 The SPDR Gold Trust is a exchange-traded gold fund that tracks the price performance of gold bullion.
* Not held in the portfolio as of June 30, 2009.

Portfolio Summary

Geographical Diversification (As a % of Common Stocks, Rights and Options Purchased)	6/30/09	6/30/08

United States	53%	45%
United Kingdom	13%	11%
Canada	13%	13%
Australia	7%	5%
France	4%	5%
Netherlands	3%	4%
Luxembourg	3%	1%
Switzerland	2%	—
Spain	1%	2%
Bermuda	—	3%
Sweden	—	2%
Other	1%	9%
	100%	100%
Sector Diversification (As a % of Common Stocks, Rights and Options Purchased)	6/30/09	6/30/08

Materials	49%	43%
Energy	47%	55%
Industrials	2%	1%
Consumer Staples	2%	1%
	100%	100%

Consolidated geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2009 (36.0% of Net Assets)	Country	Percent
1. BHP Billiton Producer of petroleum, minerals and steel products	Australia	7.5%
2. ExxonMobil Corp. Explorer and producer of oil and gas	United States	5.9%
3. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	United States	4.1%
4. BP PLC Exporter and producer of oil and natural gas	United Kingdom	3.7%
5. Monsanto Co. Provider of agricultural products	United States	3.1%
6. Royal Dutch Shell PLC Explorer, producer and refiner of petroleum	Netherlands	2.5%
7. Owens-Illinois, Inc. Manufacturer of glass containers	United States	2.4%
8. BG Group PLC Specializes in the exploration, production, transmission and distribution of gas and oil	United Kingdom	2.4%
9. Praxair, Inc. Producer of industrial gases and specialized coatings	United States	2.2%
10. ArcelorMittal Manufacturer of various types of steel	Luxembourg	2.2%

Consolidated portfolio holdings are subject to change.

For more complete details about the Fund's consolidated investment portfolio, see page 10. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of consolidated portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete consolidated portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Consolidated Investment Portfolio
as of June 30, 2009

	Shares	Value ($)

Common Stocks 78.2%
Australia 5.0%
BHP Billiton Ltd.	209,056	5,729,684
Rio Tinto Ltd.	13,873	580,616
(Cost $5,136,195)		6,310,300
Brazil 0.8%
Cosan SA Industria e Comercio* (Cost $874,874)	139,102	1,022,235
Canada 10.4%
Agrium, Inc.	32,303	1,290,009
Barrick Gold Corp.	71,577	2,409,182
Enbridge, Inc.	363	12,596
EnCana Corp.	52,129	2,584,602
Kinross Gold Corp.	123,776	2,255,987
Potash Corp. of Saskatchewan, Inc.	26,151	2,439,198
Suncor Energy, Inc.	65,249	1,984,144
(Cost $12,437,896)		12,975,718
France 3.1%
Lafarge SA*	30,625	2,079,349
Total SA	33,167	1,796,396
(Cost $3,537,696)		3,875,745
Germany 0.4%
SMA Solar Technology AG (Cost $532,704)	6,771	501,970
Luxembourg 2.2%
ArcelorMittal (Cost $2,253,108)	84,965	2,790,393
Netherlands 2.5%
Royal Dutch Shell PLC "A"	73,478	1,840,196
Royal Dutch Shell PLC "B"	51,870	1,309,529
(Cost $4,460,235)		3,149,725
Spain 0.8%
Gamesa Corp. Tecnologica SA (Cost $901,695)	49,209	934,216
Switzerland 1.5%
Transocean Ltd.*	14,549	1,080,845
Weatherford International Ltd.*	42,633	833,902
(Cost $1,766,321)		1,914,747
United Kingdom 10.3%
BG Group PLC	177,557	2,983,303
BHP Billiton PLC	161,379	3,645,232
BP PLC	587,355	4,647,831
Rio Tinto PLC	46,169	1,607,287
(Cost $13,519,950)		12,883,653
United States 41.2%
Air Products & Chemicals, Inc.	37,951	2,451,255
Anadarko Petroleum Corp.	25,850	1,173,332
Apache Corp.	28,073	2,025,467
Cameron International Corp.*	23,621	668,474
Chevron Corp.	76,705	5,081,706
Commercial Metals Co.	33,743	540,900
Corn Products International, Inc.	35,312	946,009
Crown Holdings, Inc.*	37,636	908,533
ExxonMobil Corp.	106,034	7,412,837
First Solar, Inc.*	3,132	507,760
Freeport-McMoRan Copper & Gold, Inc. (a)	39,151	1,961,857
Marathon Oil Corp. (a)	32,659	984,016
Martin Marietta Materials, Inc.	15,315	1,208,047
Monsanto Co.	51,830	3,853,042
National-Oilwell Varco, Inc.*	25,764	841,452
Occidental Petroleum Corp.	35,015	2,304,337
Owens-Illinois, Inc.*	107,122	3,000,487
Pactiv Corp.*	78,309	1,699,305
Peabody Energy Corp.	30,283	913,335
Praxair, Inc.	39,457	2,804,209
Quanta Services, Inc.*	21,299	492,646
Schlumberger Ltd.	37,794	2,045,033
Steel Dynamics, Inc.	101,904	1,501,046
The Mosaic Co. (a)	31,157	1,380,255
Ultra Petroleum Corp.*	39,847	1,554,033
United States Steel Corp. (b)	43,370	1,550,044
XTO Energy, Inc. (b)	49,105	1,872,865
(Cost $54,407,727)		51,682,282
Total Common Stocks (Cost $99,828,401)		98,040,984

Rights 0.3%
Australia 0.1%
Rio Tinto Ltd., Expiration Date 7/1/2009* (Cost $116,473)	7,283	123,828
United Kingdom 0.2%
Rio Tinto PLC, Expiration Date 7/1/2009* (Cost $251,871)	24,238	278,337
Total Rights (Cost $368,344)		402,165

Exchange-Traded Fund 1.4%
United States
SPDR Gold Trust* (Cost $906,522)	19,725	1,798,525

Exchange-Traded Note 0.5%
United States
iPath Dow Jones-AIG Livestock Total Return Sub-Index* (Cost $845,969)	19,573	564,290
	Principal Amount ($)	Value ($)

Commodities Linked/Structured Notes 4.8%
Barclays Bank PLC S&P GSCI/MDX Structured Note, Leverage Factor 3X, 144A, 0.209%, 7/9/2010 (d)	1,650,000	1,503,325
Landesbank Baden-Wurttemberg MLCX Structured Note, 144A, 0.159%, 7/24/2009 (c)	10,000,000	4,448,080
Total Commodities Linked/Structured Notes (Cost $11,650,000)		5,951,405

Government & Agency Obligation 1.0%
US Treasury Obligation
US Treasury Bill, 0.15%**, 9/17/2009 (e) (Cost $1,193,612)	1,194,000	1,193,529
	Contracts	Value ($)

Call Options Purchased 0.1%
United States
Freeport-McMoRan Copper & Gold, Inc., Expiration Date 8/22/2009, Strike Price $50.0	228	105,336
The Mosaic Co., Expiration Date 9/19/2009, Strike Price $55.0	246	37,884
Total Call Options Purchased (Cost $170,669)		143,220
	Shares	Value ($)

Securities Lending Collateral 1.0%
Daily Assets Fund Institutional, 0.48% (f) (g) (Cost $1,284,875)	1,284,875	1,284,875

Cash Equivalents 14.8%
Cash Management QP Trust, 0.27% (f) (Cost $18,581,598)	18,581,598	18,581,598
	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $134,829,990)+	102.1	127,960,591
Other Assets and Liabilities, Net	(2.1)	(2,665,378)
Net Assets	100.0	125,295,213
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $145,201,542. At June 30, 2009, net unrealized depreciation for all securities based on tax cost was $17,240,951. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,731,802 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $25,972,753.
(a) Security pledged as collateral for written option contracts.
(b) All or a portion of these securities were on loan (see Notes to Consolidated Financial Statements). The value of all securities loaned at June 30, 2009 amounted to $1,218,118, which is 1.0% of net assets.
(c) Security is linked to the Merrill Lynch Commodity Index eXtra (MLCX). The index is a composite of commodity sector returns, representing unleveraged, long-only investments in commodities futures that are broadly diversified across the spectrum of commodities.
(d) Security is linked to the S&P Goldman Sachs Commodity Index (S&P GSCI). The index is a composite of commodity sector returns, representing unleveraged, long-only investments in commodities futures that are broadly diversified across the spectrum of commodities.
(e) At June 30, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(g) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

MDX: Modified Index

MLCX: Merrill Lynch Commodity Index eXtra

SPDR: Standard & Poor's Depository Receipt

S&P GSCI: Standard & Poor's Goldman Sachs Commodity Index

At June 30, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P Goldman Sachs Commodity Index	7/17/2009	126	14,981,062	14,171,850	(809,212)

At June 30, 2009, open written options were as follows:

Written options	Number of Contracts	Expiration Date	Strike Price ($)	Value ($)*
Call options Freeport-McMoRan Copper & Gold, Inc.	228	8/22/2009	40.0	251,256
Marathon Oil Corp.	152	10/17/2009	31.0	33,440
The Mosaic Co.	246	9/19/2009	45.0	120,540
Total Written Options (Premiums received $411,766)				405,236
* Unrealized appreciation at June 30, 2009 was $6,530.

For information on the Fund's policy and additional disclosures regarding futures contracts, written options, commodities linked/structured notes and purchased options, please refer to the derivatives section of Note A in the accompanying Consolidated Notes to Financial Statements.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," as amended, establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stock and/or Other Equity Investments (h)
Australia	$ —	$ 6,434,128	$ —	$ 6,434,128
Brazil	1,022,235	—	—	1,022,235
Canada	12,975,718	—	—	12,975,718
France	—	3,875,745	—	3,875,745
Germany	—	501,970	—	501,970
Luxembourg	—	2,790,393	—	2,790,393
Netherlands	—	3,149,725	—	3,149,725
Spain	—	934,216	—	934,216
Switzerland	1,914,747	—	—	1,914,747
United Kingdom	—	13,161,990	—	13,161,990
United States	54,045,097	—	—	54,045,097
Commodities Linked/Structured Notes	—	—	5,951,405	5,951,405
Short-Term Investments (h)	1,284,875	19,775,127	—	21,060,002
Derivatives (i)	143,220	—	—	143,220
Total	$ 71,385,892	$ 50,623,294	$ 5,951,405	$ 127,960,591
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (i)	$ (1,214,448)	—	—	$ (1,214,448)
(h) See Consolidated Investment Portfolio for additional detailed categorizations.
(i) Derivatives include value of open options purchased, unrealized depreciation on open futures contracts and written options, at value.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Investments in Securities
Balance as of June 30, 2008	$ 98,641,471
Net realized gain (loss)	(32,003,939)
Change in unrealized appreciation (depreciation)	(7,122,066)
Amortization Premium/Discount	—
Net purchases (sales)	(53,564,061)
Net transfers in (out) of Level 3	—
Balance as of June 30, 2009	$ 5,951,405
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2009	$ (5,841,395)

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities as of June 30, 2009
Assets
Investments: Investments in securities, at value (cost $114,963,517) — including $1,218,118 of securities loaned	$ 108,094,118
Investment in Daily Assets Fund Institutional (cost $1,284,875)*	1,284,875
Investment in Cash Management QP Trust, at value (cost $18,581,598)	18,581,598
Total investments, at value (cost $134,829,990)	127,960,591
Cash	30,585
Foreign currency, at value (cost $13,532)	13,473
Interest receivable	6,012
Dividends receivable	92,886
Foreign taxes recoverable	12,337
Other assets	3,442
Total assets	128,119,326
Liabilities
Payable for investments purchased	250,044
Payable for Fund shares repurchased	224,546
Payable upon return of securities loaned	1,284,875
Payable for daily variation margin on open futures contracts	349,650
Options written, at value (premium received $411,766)	405,236
Accrued management fee	88,342
Accrued expenses and other liabilities	221,420
Total liabilities	2,824,113
Net assets, at value	$ 125,295,213
Net Assets consist of
Undistributed net investment income	2,162,216
Net unrealized appreciation (depreciation) on: Investments	(6,869,399)
Futures	(809,212)
Written options	6,530
Foreign currency	2,590
Accumulated net realized gain (loss)	(90,243,470)
Cost of 9,383,728 shares held in treasury	(151,027,663)
Paid-in capital	372,073,621
Net assets, at value	$ 125,295,213
Net Asset Value:
Net Asset Value offering and redemption price per share ($125,295,213 ÷ 16,588,270 shares of common stock outstanding, $.01 par value, 240,000,000 shares authorized)	$ 7.55
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations for the year ended June 30, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $144,340)	$ 3,583,856
Interest	796
Interest — Cash Management QP Trust	141,883
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	3,044
Total Income	3,729,579
Expenses: Management fee	1,840,534
Services to shareholders	17,719
Custodian and accounting fees	189,684
Directors' fees and expenses	13,384
Reports to shareholders and shareholder meeting	344,962
Audit and tax fees	79,206
Legal fees	250,545
NYSE listing fees	25,995
Other	93,950
Total expenses	2,855,979
Net investment income (loss)	873,600
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(87,576,158)
Futures	(1,372,610)
Written options	1,607,024
Foreign currency	(321,923)
(87,663,667)
Change in net unrealized appreciation (depreciation) on: Investments	(122,375,599)
Futures	(809,212)
Written options	6,530
Foreign currency	885
(123,177,396)
Net gain (loss)	(210,841,063)
Net increase (decrease) in net assets resulting from operations	$ (209,967,463)

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended June 30,
	2009	2008
Operations: Net investment income (loss)	$ 873,600	$ 1,252,152
Net realized gain (loss)	(87,663,667)	108,028,173
Change in net unrealized appreciation (depreciation)	(123,177,396)	11,750,033
Net increase (decrease) in net assets resulting from operations	(209,967,463)	121,030,358
Distributions to shareholders from: Net investment income	(795,097)	(2,396,789)
Net realized gains	(86,578,878)	(85,292,257)
Total distributions to shareholders	(87,373,975)	(87,689,046)
Fund share transactions: Cost of shares tendered and accepted	(20,830,167)	(43,109,773)
Cost of shares repurchased	(19,859,215)	—
Net increase (decrease) in net assets from Fund share transactions	(40,689,382)	(43,109,773)
Increase (decrease) in net assets	(338,030,820)	(9,768,461)
Net assets at beginning of year	463,326,033	473,094,494
Net assets at end of year (including undistributed net investment income of $2,162,216 and $796,374, respectively)	$ 125,295,213	$ 463,326,033
Other Information
Shares outstanding at beginning of period	20,096,637	22,267,742
Shares tendered and accepted	(1,004,832)	(2,171,105)
Shares repurchased	(2,503,535)	—
Common shares outstanding at end of period	16,588,270	20,096,637

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights

Years Ended June 30,	2009	2008	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 23.05	$ 21.25	$ 19.27	$ 16.16	$ 14.33[d]
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.06	.11	.20	.12
Net realized and unrealized gain (loss)	(10.92)	5.84	3.54	4.69	1.77
Total from investment operations	(10.87)	5.90	3.65	4.89	1.89
Less distributions from: Net investment income	(.04)	(.11)	(.13)	(.17)	(.02)
Net realized gain	(4.78)	(4.03)	(1.56)	(1.65)	(.01)
Total distributions	(4.82)	(4.14)	(1.69)	(1.82)	(.03)
Offering costs charged to paid-in capital	—	—	—	—	(.03)
NAV accretion resulting from repurchases and shares tendered and accepted for shares at value	.19	.04	.02	.04	—
Net asset value, end of period	$ 7.55	$ 23.05	$ 21.25	$ 19.27	$ 16.16
Market value, end of period	$ 7.09	$ 20.30	$ 18.62	$ 16.47	$ 14.04
Total Return (%)
Per share net asset value (%)[c]	(40.41)	34.26	22.91	32.61	12.98**
Per share market value (%)[c]	(36.43)	34.89	26.01	30.45	(6.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	125	463	473	452	420
Ratio of expenses before expense reductions (%)	1.40	1.12	1.09	1.13	1.13*
Ratio of expenses after expense reductions (%)	1.40	1.12	1.09	1.13	1.12*
Ratio of net investment income (loss) (%)	.42	.28	.60	1.08	.97*
Portfolio turnover rate (%)	88	86	118	93	59**
[a] For the period from September 24, 2004 (commencement of operations) to June 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
[d] Beginning per share amount reflects $15.00 initial public offering price net of sales load ($0.675 per share).
* Annualized
** Not annualized

Notes to Consolidated Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Commodities Stock Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares and 10,000,000 shares are classified as Preferred Shares, $0.01 par value per share.

The Fund's Consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Principles of Consolidation. Effective March 25, 2009, the Fund invests indirectly in commodities markets through a wholly owned subsidiary, DWS Cayman Commodity I, LTD organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in gold coin and bullion and other precious metals and commodity-linked derivative instruments, such as swaps, futures and exchange traded funds. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. As of June 30, 2009, the Fund held $14,164,592 in the Subsidiary, representing 11.3% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the accounts of the Fund and the Subsidiary. The consolidated financial statements include portfolio holdings of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and exchange traded funds and exchange traded notes ("ETFs" and "ETNs") are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities, ETFs and ETNs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Structured notes (i.e., commodities-linked or index-linked notes) are valued based on the terms of agreements under valuation procedures which are approved by the Directors. Pricing techniques which take into account appropriate factors such as related underlying indices, commodities' prices, liquidity, quality, maturity and other economic variables.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," as amended, effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Securities Lending. In May of 2009, the Fund commenced lending securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Derivatives. The Fund has adopted the provisions of Statement of Financial Accounting Standard No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities," effective at the beginning of the Fund's fiscal year. FAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments under FAS 133. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments under FAS 133. The disclosure below is presented in accordance with FAS 161.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts to provide market exposure to specific commodities.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized on the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of June 30, 2009 is included in a table following the Fund's Consolidated Investment Portfolio. The volume indicated is generally indicative of the volume throughout the year.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open written option contracts as of June 30, 2009 is included in a table following the Fund's Consolidated Investment Portfolio. A summary of the purchased option contracts as of June 30, 2009 is included in the Fund's Consolidated Investment Portfolio. The volume indicated is generally indicative of the volume throughout the year.

Commodities Linked/Structured Notes. The Fund invests in structured notes whose value is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. A structured note is a type of debt instrument in which an issuer borrows money from the investor, in this case the Fund, and pays back the principal adjusted for performance of the underlying index less a fee. The structured notes may be leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as net realized gains/losses. These notes are subject to prepayment, interest rate, credit and counterparty risk. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. There is additional risk that the issuer or counterparty may be unable or unwilling to make timely payments of interest or principal. To partially mitigate this risk, the Advisor typically enters into these transactions with counterparties whose credit rating is investment grade. The Fund has the option to request prepayment from the issuer on a daily basis. At maturity, or when a note is sold, the Fund records a realized gain or loss. At June 30, 2009, the value of these securities comprised 4.8% of the Fund's net assets.

A summary of the commodities linked/structured notes as of June 30, 2009 is included in the Fund's Consolidated Investment Portfolio.

The following tables summarize the value of the Fund's derivative instruments held as of June 30, 2009 and the related location on the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Purchased Options	Commodities Linked/ Structured Notes	Total Value
Commodity Contracts (a)	$ —	$ 5,951,405	$ 5,951,405
Equity Contracts (a)	143,220	—	143,220
	$ 143,220	$ 5,951,405	$ 6,094,625

Each of the above derivatives are located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Investment in securities, at value (includes purchased options and commodities linked/structured notes)
Liability Derivatives	Futures Contracts	Written Options	Total Value
Commodity Contracts (a)	$ (809,212)	$ —	$ (809,212)
Equity Contracts (b)	—	6,530	6,530
	$ (809,212)	$ 6,530	$ (802,682)

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Net unrealized appreciation (depreciation) on futures. Payable for daily variation margin on open futures contracts reflects unsettled variation margin.
(b) Unrealized appreciation (depreciation) on written options

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended June 30, 2009 and the related location on the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Futures Contracts	Written Options	Commodities Linked/ Structured Notes	Total Value
Commodity Contracts (a)	$ —	$ (1,372,610)	$ —	$ (32,003,939)	$ (33,376,549)
Equity Contracts (b)	(15,703)	—	1,607,024	—	1,591,321
	$ (15,703)	$ (1,372,610)	$ 1,607,024	$ (32,003,939)	$ (31,785,228)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes commodities linked/structured notes) and futures, respectively.
(b) Net realized gain (loss) from investments (includes purchased options) and written options, respectively.
Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Futures Contracts	Written Options	Commodities Linked/ Structured Notes	Total Value
Commodity Contracts (a)	$ —	$ (809,212)	$ —	$ (7,122,066)	$ (7,931,278)
Equity Contracts (b)	(27,449)	—	6,530	—	(20,919)
	$ (27,449)	$ (809,212)	$ 6,530	$ (7,122,066)	$ (7,952,197)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes commodities linked/structured notes) and futures, respectively.
(b) Change in net unrealized appreciation (depreciation) on investments (includes purchased options) and written options, respectively.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At June 30, 2009, the Fund had a net tax basis capital loss carryforward of approximately $34,719,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2017, the expiration date, whichever occurs first.

In addition, from November 1, 2008 through June 30, 2009, the Fund incurred approximately $45,153,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended June 30, 2010.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for the open tax years as of June 30, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily related to investments in futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 2,164,187
Capital loss carryforwards	$ (34,719,000)
Net unrealized appreciation (depreciation) on investments	$ (17,240,951)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended June 30,
	2009	2008
Distributions from ordinary income*	$ 47,167,611	$ 30,018,035
Distributions from long-term capital gains	$ 40,206,364	$ 57,671,011
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividend. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended June 30, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $182,425,170 and $326,156,980, respectively.

For the year ended June 30, 2009, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	—	$ —
Options written	20,481	4,501,882
Options closed	(19,445)	(3,947,847)
Options exercised	(410)	(142,269)
Outstanding, end of period	626	$ 411,766

C. Related Parties

Investment Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.90% of the Fund's average daily managed assets (i.e., the net asset value of Fund common shares plus the liquidation preference of any Fund preferred shares and the principal amount of any borrowings used for leverage), computed and accrued daily and payable monthly.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Manager, is the transfer agent and dividend-disbursing agent for the common shares of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent and dividend-disbursing agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2009, the amount charged to the Fund by DISC aggregated $15,960, of which $3,247 is unpaid.

DWS Investments Fund Accounting Corporation ("DIFA"), an affiliate of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between DIFA and State Street Bank and Trust Company ("SSB"), DIFA has delegated certain fund accounting functions to SSB. DIFA compensates SSB from the accounting service fee it receives from the Fund. The amount charged to the Fund for the year ended June 30, 2009 by DIFA aggregated $134,064, of which $7,642 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Manager retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended June 30, 2009, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $14,478, of which $8,350 is unpaid.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Investing in Securities and Derivatives Linked to the Commodities Market

The Fund invests primarily in equity securities issued by companies in commodities-related industries and commodities-linked securities related to such companies. Because of this, it is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.

The Fund also invests in commodities-linked structured notes and futures contracts. Commodities-linked structured notes provide exposure to the investment returns of "real assets" (i.e., assets that have tangible properties) that trade in commodities markets without investing directly in physical commodities. The commodities-linked structured notes and futures contracts in which the Fund invests are hybrid instruments that have substantial risks, including risk of loss of a significant portion of their principal value. Because the performance of these investments is linked to the performance of the underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets. In addition to commodity-related risks and the risks of investing in derivatives, commodities-linked structured notes are subject to risks, such as credit risk, stock market risk and interest rate transaction risks, that in general affect the values of debt securities. They may be subject to additional special risks that do not affect traditional equity and debt securities, and those risks may be greater than or in addition to the risks of derivatives in general.

F. Tender Offer Programs

The Fund's Board of Directors authorized, subject to applicable law, a program of tender offers for the Fund's common shares for six consecutive semiannual periods of operation which began with the semiannual period ending December 2005 and concluded in July 2008. In the event that the common shares traded at an average discount from net asset value of more than 10% for the twelve weeks immediately preceding the end of the first quarter of such semiannual period (i.e., the first calendar quarter and the third calendar quarter), the Fund, under normal circumstances and subject to certain conditions, made offers to purchase up to 5% of its outstanding common shares at or near their net asset value from all beneficial shareholders.

The following table summarizes the tender offer program for the years ended June 30, 2008 and June 30, 2009. The accepted shares were tendered at a price equal to 98% of the net asset value on the next business day after the offer expired.

Date of Commencement	Expiration Date	Shares Tendered	% of Shares Tendered	Shares Accepted	% of Shares Accepted	Repurchase Price
6/11/2007	7/17/2007	13,753,961	62%	1,113,387	8.09%	$ 21.795
12/28/2007	2/6/2008	12,595,892	59%	1,057,718	8.40%	$ 17.816
6/9/2008	7/14/2008	12,571,144	63%	1,004,832	7.99%	$ 20.730

G. Share Repurchases

The Fund has a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value per share in an amount up to 20% of its outstanding shares over a 12-month period. During the annual period ended June 30, 2009, the Fund purchased 2,503,535 shares of common stock on the open market at a total cost of $19,859,215. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 12.2%. These shares are held in treasury.

On July 15, 2009, the Fund announced that its Board of Directors extended the open-market share repurchase program so that the Fund may continue to purchase an aggregate of up to 20% of the Fund's outstanding shares of common stock in open-market transactions over the twelve month period from September 1, 2009 until August 31, 2010. The amount and timing of repurchases will be at the discretion of Deutsche Investment Management Americas, Inc. ("DIMA"), the Fund's investment adviser, and will be subject to market conditions and investment considerations. DIMA will seek to purchase shares at prices that will be accretive to the Fund's net asset value.

H. Revenue Rulings

The Fund obtained private letter rulings from the IRS confirming that the income and gain arising from certain types of commodities-linked structured notes in which the Fund invests constitute "qualifying income" under the Internal Revenue Code of 1986, as amended.

I. Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165 "Subsequent Events," adopted by the Fund as of June 30, 2009, events and transactions from July 1, 2009 through August 25, 2009, the date the consolidated financial statements were available to be issued, have been evaluated by management for subsequent events. Management has determined that there were no material events that would require disclosure in the Fund's consolidated financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of DWS Global Commodities Stock Fund, Inc.:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Commodities Stock Fund, Inc. (the "Fund") and its subsidiary at June 30, 2009, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts August 25, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $2.22 per share from net long-term capital gains during its year ended June 30, 2009, of which 100% represents 15% rate gains.

For corporate shareholders, 2.79% of the ordinary dividends (i.e., income dividend plus short-term capital gains) paid during the Fund's fiscal year ended June 30, 2009, qualified for the dividends received deductions.

For federal income tax purposes, the fund designates $4,101,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Dividend Reinvestment and Cash Purchase Plan

A summary of the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") is set forth below. You may obtain more detailed information by requesting a copy of the Plan from DWS Investments Service Company (the "Transfer Agent") by writing to DWS Global Commodities Stock Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o DWS Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, by calling (800) 294-4366 or by visiting the Fund's Web site at www.dws-investments.com. The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records.

The Plan offers stockholders an automatic way to reinvest their dividends and capital gain distributions in shares of the Fund. Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent, in writing, otherwise. If your shares are held in the name of a broker or other nominee as the stockholder of record, please consult your broker or nominee to determine whether it is participating in the Plan on your behalf. Stockholders who do not participate in the Plan will receive all distributions paid by check mailed directly to them.

Participants in the Plan also have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately 10 days (but not more than 30 days) before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share, the Fund will issue shares of common stock to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of Fund shares on the Valuation Date, the Plan Agent (currently, Computershare Inc.) will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy Fund shares in the open market for the participant's account. Such purchases will be made on, or shortly after, the Valuation Date, and in no event more than 45 days after the Valuation Date, except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market for the participant's account on, or shortly after, the payment date.

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in stock or in cash. With respect to purchases of Fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with the reinvestment of any dividends or capital gain distributions, or voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The Fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan. A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution. If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Other Information

Net Asset Value

The fund's NAV is available daily on our Web site at www.dws-investments.com. The fund's NAV is published weekly on Monday in The Wall Street Journal under the heading "Closed End Funds." The fund's market value is published weekly in Barron's. The fund's NAV is also published weekly in Barron's.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of November 10, 2008, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports on Form N-CSRs and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by the Rule 30a-2(a) under the Investment Company Act.

Bylaw Amendments

On March 11, 2009, the fund's Board of Directors approved an amendment to the fund's by-laws expanding the conditions under which a meeting of shareholders may be adjourned.

On July 15, 2009, the fund's Board adopted an amendment to the fund's bylaws. The amendment provides that the annual meeting of stockholders shall be held on a date fixed from time to time by the Board of Directors.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund as of June 30, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	125
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	125
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	125
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		125
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	125
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	125
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	125
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	125
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)
		125
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	125
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	125
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	128
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; relocated to Germany in July 2009 as Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
125
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

Additional Information

Automated Information Lines	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Ropes & Gray LLP One International Place Boston, MA 02110
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Transfer Agent and Registrar	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 125 High Street Boston, MA 02110
NYSE Symbol	GCS
CUSIP Number	23338Y100

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, June 30, 2008, DWS Global Commodities Stock Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLOBAL COMMODITIES FUND, INC.

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended June 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$64,000	$0	$0	$0
2008	$62,000	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year June 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$0	$0
2008	$21,500	$31,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended June 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$0	$0	$0
2008	$0	$31,000	$600,000	$631,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of William McClayton (Chairman), Keith R. Fox, Kenneth C. Froewiss, Henry P. Becton, Jr., John W. Ballantine and William N. Searcy.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

I.	INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.	AM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM’s advisory clients.1 As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.	POLICIES
1.	Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.	The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

(i)

adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

________________

[1]

For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

(ii)

voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.	Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion; however, AM must not selectively disclose its investment company clients’ proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.	PROCEDURES

The key aspects of AM’s proxy voting process are as follows:

1.	The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.	Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3.	Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

•	Neither the Guidelines nor specific client instructions cover an issue;
•	ISS does not make a recommendation on the issue;
•

The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

________________

[2]

The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

4.	Conflict of Interest Procedures
A.	Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

________________

[3]

As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

[4]

The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.	Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

•

Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Bank Americas Confidential and Inside Information Policy, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.	RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

•	AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.
•	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:
–	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.
–	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.
–	Analyst worksheets created for stock option plan and share increase analyses.
–	Proxy Edge print-screen of actual vote election.
•

AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

•

The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

•

With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

–	The name of the issuer of the portfolio security;
–	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
–	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);
–	The shareholder meeting date;

–	A brief identification of the matter voted on;
–	Whether the matter was proposed by the issuer or by a security holder;
–	Whether the company cast its vote on the matter;
–	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
–	Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.	THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

Attachment A – Global Proxy Voting Guidelines

Table of contents

I	Board Of Directors And Executives
A	Election Of Directors
B	Classified Boards Of Directors
C	Board And Committee Independence
D	Liability And Indemnification Of Directors
E	Qualifications Of Directors
F	Removal Of Directors And Filling Of Vacancies
G	Proposals To Fix The Size Of The Board

H	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

I	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

J	Proposals to Establish Audit Committees
II	Capital Structure
A	Authorization Of Additional Shares
B	Authorization Of “Blank Check” Preferred Stock
C	Stock Splits/Reverse Stock Splits
D	Dual Class/Supervoting Stock
E	Large Block Issuance
F	Recapitalization Into A Single Class Of Stock
G	Share Repurchases
H	Reductions In Par Value
III	Corporate Governance Issues
A	Confidential Voting
B	Cumulative Voting
C	Supermajority Voting Requirements
D	Shareholder Right To Vote
IV	Compensation
A	Establishment of a Remuneration Committee
B	Executive And Director Stock Option Plans

C	Employee Stock Option/Purchase Plans
D	Golden Parachutes
E	Proposals To Limit Benefits Or Executive Compensation
F	Option Expensing
G	Management board election and motion
H	Remuneration (variable pay)
I	Long-term incentive plans
J	Shareholder Proposals Concerning “Pay For Superior Performance”
K	Executive Compensation Advisory
V	Anti-Takeover Related Issues
A	Shareholder Rights Plans (“Poison Pills”)
B	Reincorporation
C	Fair-Price Proposals
D	Exemption From State Takeover Laws
E	Non-Financial Effects Of Takeover Bids
VI	Mergers & Acquisitions
VII	Social & Political Issues
A	Labor & Human Rights
B	Diversity & Equality
C	Health & Safety
D	Government/Military
E	Tobacco
VIII	Environmental Issues
IX	Miscellaneous Items
A	Ratification Of Auditors
B	Limitation Of Non-Audit Services Provided By Independent Auditor
C	Audit Firm Rotation
D	Transaction Of Other Business
E	Motions To Adjourn The Meeting
F	Bundled Proposals
G	Change Of Company Name
H	Proposals Related To The Annual Meeting

I	Reimbursement Of Expenses Incurred From Candidate Nomination
J	Investment Company Proxies
K	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.	Board of Directors and Executives
A.	Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.	Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.	Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.
3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.
4.	“For” separation of the Chairman and CEO positions.
5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.	Liability and Indemnification of Directors

AM policy is to vote “for” management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.	Qualifications of Directors

AM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.	Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.	Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.	Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.	Capital Structure
A.	Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.	Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.

“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.	Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.	Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.	Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.	Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.	Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.	Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.	Corporate Governance Issues
A.	Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.	Cumulative Voting (For U.S. Securities)

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for”management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,
b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and
c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.	Supermajority Voting Requirements

AM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.	Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.	Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.	Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.	Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

(1)

The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)

The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.
(4)	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.	Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.	Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.	Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and
2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.	Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.	Management board election and motion (For FFT Securities)

AM policy is to vote “against”:

•	the election of board members with positions on either remuneration or audit committees;
•	the election of supervisory board members with too many supervisory board mandates;
•	“automatic” election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.	Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.	Long-term incentive plans (For FFT Securities)

AM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;
•	establish challenging performance criteria to reward only above average performance;
•	measure performance by total shareholder return in relation to the market or a range of comparable companies;
•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;
•	do not allow a repricing of the exercise price in stock option plans.
J.	Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.	Executive Compensation Advisory

AM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

V.	Anti-Takeover Related Issues
A.	Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.	Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.	Fair-Price Proposals

AM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.	Exemption from state takeover laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.	Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.	Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s Policies and Procedures.

VII.	Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote “against” these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders’ interests. AM’s policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders’ economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM’s policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.	Labor & Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.	Diversity & Equality
1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.	Health & Safety
1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.	Government/Military
1.

AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.	Tobacco
1.

AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.	Environmental Issues

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

IX.	Miscellaneous Items
A.	Ratification of Auditors

AM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.	Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.	Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.	Transaction of Other Business

AM policy is to vote against “transaction of other business” proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.	Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.	Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.	Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.	Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.	Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.	Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered boards of closed-end investment companies, although AM generally votes “against” staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.	International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Portfolio Managers

The Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the Fund as of the fiscal year ended June 30, 2009.

Theresa Gusman

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 1995.
•	Over 25 years of investment industry experience.
•	B.A., State University of New York at Stony Brook.

Terence P. Brennan

Director of Deutsche Asset Management and Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 1999.
•	Over 21 years of investment industry experience.
•	B.A., Fordham University.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and variable compensation.

Base Salary – Base salary is linked to job functions, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Variable Compensation – Generally,variable compensation comprises a greater proportion of total compensation as a portfolio manager’s seniority and compensation levels increase. Variable Compensation may include a cash bonus incentive, and potential participation in long-term incentive programs including but not limited to, Deutsche Bank equity, equity linked vehicle, and restricted cash. Variable compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the portfolio manager’s individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. Top performing investment professionals earn a total compensation package that is highly competitive. As variable compensation increases, the percentage awarded in long-term incentives also increases. Long-term incentives are subject to a clawback provision for unvested portions only during the three-year life of the plan should the individual engage in any conduct that is a significant breach of DB policies and procedures.

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The quantitative analysis of a portfolio manager’s individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

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The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm’s Code of Ethics and “living the values” of the Advisor are also factors.

The quantitative analysis of a portfolio manager’s performance is given more weight in determining variable compensation than the qualitative portion.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s fiscal year ended June 30, 2009.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Theresa Gusman	-	$500,001 - $1,000,000
Terence P. Brennan	-	$100,001 - $500,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s fiscal year ended June 30, 2009.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Theresa Gusman	1	$245,196,377	—	—
Terence P.Brennan	1	$245,196,377	—	—

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Theresa Gusman	5	$131,336,432	—	—
Terence P. Brennan	5	$131,336,432	—	—

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Theresa Gusman	2	$359,753,926	—	—
Terence P. Brennan	2	$359,753,926	—	—

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•

The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts.  These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients.  The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

DWS Global Commodities Stock Fund, Inc.

Item 9 of Form N-CSR - Repurchase Disclosure

	(a)	(b)	(c)	(d) **, ***
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
July 1 through July 31*	1,004,832	$20.73	1,004,832	0
August 1 through August 31	0	$0.0	n/a	n/a
September 1 through September 30**	212,000	$14.38	n/a	3,606,361
October 1 through October 31	342,630	$9.48	n/a	3,263,731
November 1 through November 30	203,078	$9.08	n/a	3,060,653
December 1 through December 31	293,939	$8.14	n/a	2,766,714
January 1 through January 31	185,210	$6.41	n/a	2,581,504
February 1 through February 28	14,776	$6.16	n/a	2,566,728
March 1 through March 31	386,577	$5.48	n/a	2,180,151
April 1 through April 30	296,335	$6.05	n/a	1,883,816
May 1 through May 31	268,486	$7.09	n/a	1,615,330
June 1 through June 30	300,501	$7.43	n/a	1,314,829
Total	3,508,364	$6.92	1,004,832

*          On June 9, 2008 the Fund announced and commenced a cash tender offer. The Fund approved the tender offer for up to 1,004,832 of its shares of common stock, representing approximately 5% of its outstanding shares. This tender offer expired on July 14, 2008 and 1,004,832 shares were tendered.

**        Effective September 2, 2008, the fund is authorized to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value per share in the amount of 20% of its outstanding shares over a 12-month period. The Board approved the repurchase program on July 16, 2008, with notice of the program being sent to fund shareholders in the Fund's annual report (on or about August 28th, 2008). The program will expire on August 31, 2009.

***      On July 15, 2009, the Fund announced that its Board of Directors extended the open market share repurchase program so that the Fund may continue to purchase an aggregate of up to 20% of the Fund's outstanding shares of common stock in open market transactions over the 12 month period from September 1, 2009 until August 31, 2010.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Commodities Stock Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Commodities Stock Fund, Inc.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	August 25, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 25, 2009